SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549


                       FORM 8-K

                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



            Date of Report : March 11, 1994
           (Date of earliest event reported)




              FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)


                       Delaware
               (State of Incorporation)

        1-7806                           71-0427007
(Commission File Number)                (IRS Employer
                                      Identification No.)


   2005 Corporate Avenue, Memphis, Tennessee  38132
       (Address of principal executive offices)



  Registrant's Telephone Number, including area code:
                    (901) 369-3600



ITEM 5.  OTHER EVENTS.

On March 11, 1994, Federal Express Corporation (the
"Registrant") announced its financial results for the fiscal quarter ended February 28, 1994 by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     20.1  Registrant's press release, dated
           March 11, 1994.

         Pursuant to the requirements of the
Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FEDERAL EXPRESS CORPORATION


                       By:  /s/ GRAHAM R. SMITH
                            ---------------------------
                            Graham R. Smith
                            Vice President & Controller



Dated:  March 14, 1994








                      EXHIBIT INDEX



EXHIBIT       DESCRIPTION OF EXHIBIT

20.1          Registrant's press release, dated
              March 11, 1994.